Q 2 I N V E S T O R P R E S E N T A T IO N 1 INVESTOR PRESENTATION Q 2 | J U LY 2 0 2 1 | N A S D A Q : M Y R G

Q 2 I N V E S T O R P R E S E N T A T IO N 2 SAFE HARBOR STATEMENT F O R W A R D - L O O K I N G S T A T E M E N T S Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. NOTE: Images used throughout this presentation may have been taken before COVID.

Q 2 I N V E S T O R P R E S E N T A T IO N 3 A MARKET LEADER D E L I V E R I N G E L E C T R I C A L C O N S T R U C T I O N S E R V I C E S F O R M O R E T H A N A C E N T U R Y 63 OFFICE LOCATIONS IN U.S. AND WESTERN CANADA MYR Group Inc. subsidiaries deliver some of the largest and most notable electrical infrastructure and commercial and industrial projects throughout the United States and Western Canada. EXTENSIVE, CENTRALIZED FLEET REPORTABLE SEGMENTS TRANSMISSION & DISTRIBUTION COMMERCIAL & INDUSTRIAL HEALTHY ORGANIC & ACQUISITIVE GROWTH HEADQUARTERS 12150 E. 112TH AVE., HENDERSON, CO 80640 7,200+ EMPLOYEES AND EXECUTIVE TEAM WITH 32+ YEARS OF INDUSTRY EXP. NASDAQ: MYRG STOCK TICKER SYMBOL GROWING REVENUE STRONG BACKLOG STABLE BALANCESHEET SUPERIOR SAFETY PERFORMANCE LONG-STANDING CLIENT RELATIONSHIPS

Q 2 I N V E S T O R P R E S E N T A T IO N 4 Achieved record revenue in 2020, up 8.5% from 2019 $2.46B LTM 06/30/2021 $1.14B 2016 $1.40B 2017 $1.53B 2018 $2.25B 2020 RANKED AMONG TOP 5 U.S. SPECIALTY ELECTRICAL CONTRACTORS 25 YEARS IN A ROW $2.07B 2019 CAGR 18.6%

Q 2 I N V E S T O R P R E S E N T A T IO N 5 E N H A N C E S O U R S T R O N G B A C K L O G We take a people first focus to encourage collaboration, safe practices, and long- term employment. We invest in our employees by providing trainings, leadership opportunities, cutting-edge tools and resources, and continuously improving safety protocols. Keeping safety at the center of our core values, we achieve industry-leading safety performance results. DEPTH & BREADTH OF EXPERTISE CLEAN ENERGY TRANSFORMATION PARTNERS BEING GOOD STEWARDS EMPOWERING OUR PEOPLE As a leading specialty electrical contractor, we have experience tackling electrical projects of various sizes and complexities. We cross sell our expertise, collaborate, and utilize resources throughout the organization to provide clients with customized solutions. We are proud to be a contractor of choice, and value the long-standing relationships we hold with our clients. Expanding our presence in key growth markets; building our portfolio; growing our footprint; and investing in our extensive fleet, technology, and training programs remains a key initiative to ensure we provide optimal value to our clients. As stewards of the environment, we understand that our collective actions contribute to the greater good and overall sustainability. We are aware that the critical nature of our work could impact the sensitive ecosystems surrounding our projects, and therefore take great pride in working with our clients to establish proactive environmental plans and protocols for our projects. With increased investments in infrastructure, technology, and efficiency across the renewable energy space we are broadening our capabilities and resources, and leveraging our expertise and industry knowledge to elevate our position as a strong partner delivering sustainable solutions that positively impact the clean energy horizon.

Q 2 I N V E S T O R P R E S E N T A T IO N 6 OUTLOOK • Enacted measures to maintain safe operations during the COVID-19 pandemic, adjusting operations to continue performing work as an essential business • T&D work activity primarily consists of small to medium-sized projects, with some larger transmission, HVDC, and utility scale solar projects; and we continue to execute routine maintenance work under long-term MSAs. Drivers for T&D spending remain intact • C&I project awards have slowed somewhat due to supply chain disruptions though budgeting and bidding activity remains strong, specifically in the core markets we serve • Strong start to the year with record LTM 06/30/21 revenues, profit, earnings per share, net income, and EBITDA • Stimulus packages and infrastructure bills could promote increased spending and both MYR Group business segments are well-positioned to benefit from this • Strong balance sheet with $362.7M in availability under our $375.0M credit facility, funded debt to LTM EBITDA leverage of 0.06x and management has continued to focus with heightened scrutiny on controlling costs and capital expenditures in these uncertain times

Q 2 I N V E S T O R P R E S E N T A T IO N 7 TRANSMISSION & DISTRIBUTION T & D B U S I N E S S S E G M E N T U P D A T E • LTM 06/30/21 T&D record revenue of $1,260 Million • Recent years growth is 100% organic and primarily due to an increase in revenue on small to medium-sized transmission and distribution projects. • ~ 50% of T&D business is Master Service Agreement work Transmission Up to 765kV Distribution and Emergency Storm Restoration Substation Up to 765kV Renewables Foundations & Caissons and Directional Boring $879 $893 $1,134 $1,154 $1,260 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2017 2018 2019 2020 Q2 LTM 2021 M il li o n s T&D Revenue T&D Revenue 10.8% CAGR

Q 2 I N V E S T O R P R E S E N T A T IO N 8 T&D MARKET DRIVERS S T R O N G L O N G - T E R M O U T L O O K • There may be delays on some spending due to COVID-19 which could impact previously reported projections, however the impacts have been minimal and market drivers remain favorable for the long-term. • The proposed $2 trillion infrastructure plan (The American Jobs Plan) proposes to invest $100B in the power grid and $46B in clean energy manufacturing. (March 2021) • With added goals to bring the U.S. to 100% clean electricity by 2035, this transition will require significant investments in T&D infrastructure. Source: The C Three Group, North American Electric Distribution Market Forecast, September 2019 System Reliability Aging Electric Grid Connecting Renewables Plant Retirements Storm Hardening Digitizing the Economy Housing Starts “Capital expenditures came in at $40.4 billion in 2018, a 9.3% increase from 2017. U.S. investor-owned utilities project planned spend from 2019 through at least 2023 is robust.” U.S. and Canadian Electric Distribution Actual and Forecasted Capital Expenditures Source: The C Three Group, North American Electric Transmission Market Forecast, August 2020 U.S. and Canadian Electric Utilities Transmission Market Forecast Actual Investment K E Y S P E N D D R I V E R S UTILITIES CONTINUE TO INCREASE SPEND ON ELECTRIC TRANSMISSION Annual spending by major U.S. electric utilities on the electric transmission system has increased from $9.1B (2019 dollars) in 2000 to $40.0B in 2019. Investment includes new transmission infrastructure and the operation & maintenance of existing systems. (EIA, March 2021)

Q 2 I N V E S T O R P R E S E N T A T IO N 9 COMMERCIAL & INDUSTRIAL C & I B U S I N E S S S E G M E N T U P D A T E • LTM 06/30/21 C&I record revenue of $1,198 Million • Growth primarily due to increases in volume across all project sizes and incremental revenues from the acquisitions of CSI and the Huen Companies in July of 2019 and 2018, respectively Commercial Telecommunications and Voice, Data , Video Systems Transportation/ Traffic Signals Renewables Industrial $524 $638 $937 $1,093 $1,198 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2017 2018 2019 2020 Q2 LTM 2021 M il li o n s C&I Revenue C&I Revenue 26.7% CAGR

Q 2 I N V E S T O R P R E S E N T A T IO N 10 C&I OUTLOOK A C T I V E M A R K E T • The primary markets we serve may be somewhat less vulnerable to economic slowing. • The proposed $2 trillion infrastructure plan (The American Jobs Plan) proposes to invest billions in highways, airports, transit systems and several other areas which could accelerate C&I project activity. • The Dodge Momentum Index fell slightly to 165.8 (2000=100) in June following six months of consecutive gains. The Index remains near a 13-year high and well above last year. (July 8, 2021) • The American Institute of Architects reported a 57.1 reading in their June Architecture Billings Index, following closely to May’s reading of 58.7, which marked the highest ever reported. With billings growth near the highest levels ever seen, nonresidential building activity is expected to take a sharp upturn. (July 2021) Hospitals Data Centers Airport Projects Transportation Work E-Commerce Industrial Facilities Water/Wastewater Upgrades Renewable Related Projects C&I’s strong $931.6M backlog as of June 30, 2021 is driven by: Source: The Dodge Momentum Index, July 8, 2021

Q 2 I N V E S T O R P R E S E N T A T IO N 11 MARKET OPPORTUNITIES G R O W I N G R E N E W A B L E G E N E R A T I O N M I X There was a historic 6.3 GWdc of utility-scale projects installed in Q4 2020, bringing the annual total just shy of 14 GWdc. As of Q1 2021, the contracted pipeline of utility-scale solar sits at 77 GW, with most of those projects slated for completion before 2024. UTILITY-SCALE SOLAR SOURCE: Solar Energy Industries Association (SEIA), July 2021 Federal Tax Credits Renewable Portfolio Standards Carbon Policy Clean Power Portfolios Federal Tax Credits Renewable Portfolio Standards Carbon Policy State Tax Incentives Clean Power Portfolios RENEWABLE ENERGY DRIVERS SOURCE: Wood Mackenzie and SEIA (2010-2019), IREC, Berkeley Lab (November 2020) • The generation mix across the U.S. is changing as traditional baseload generation resources retire and renewable generation provides an increasingly large percentage of demand • The $2 trillion infrastructure proposals (if approved), are likely to accelerate the growth of utility-scale wind, solar, and storage (DOE, March 2021) • Further adoption of renewables may drive stronger investments in energy storage systems with the latest reports indicating the U.S. will install 100GW of new storage by 2030. (Energy Storage Association, Aug. 2020)

Q 2 I N V E S T O R P R E S E N T A T IO N 12 POSITIONED FOR GROWTH S T R O N G M A R K E T C O U P L E D W I T H O U R C O M P E T I T I V E E D G E U.S./Canada Long-term growth both organically and via acquisition T&D Transmission market outlook strong next 5+ years (higher ratio of small-medium/large projects) C&I Strength in C&I sector (Airport, Healthcare, Data Center, Highway/Transportation) Renewables Clean energy initiatives driving increased construction spend SUCCESS STRATEGIC IMPERATIVES FINANCIAL STRENGTH Deliver positive financial results on a consistent basis while positioning the company for growth ORGANIZATIONAL EXCELLENCE Sustain a culture that aids in attracting, retaining, and developing the best people in the industry OPERATIONAL EXCELLENCE Continue investments in people, equipment, health, safety, the environment, technology, innovative programs, process improvement, and sustainability CUSTOMER SATISFACTION Strive to always be the first choice for our clients and remain one of the most reliable, efficient, and high-value providers E n s u r e s w e a r e f o c u s e d o n t h e r i g h t w o r k a n d p r o g r a m s • Proven execution of corporate strategy • Strong financial position • Centralization of operations to allow for greater efficiency and cross-collaboration • Strong presence in key markets with expanding geographic footprint • Future driven mindset to deploy new systems and technologies • Broadening our capabilities to support the development of clean energy infrastructure • Experienced leadership team • Reputation for excellence with customers

Q 2 I N V E S T O R P R E S E N T A T IO N 13 CORNERSTONES OF OUR SUSTAINABILITY PRACTICES Reducing our environmental impact, protecting the safety and wellbeing of our people, and supporting the communities where we live and operate remain a top priority as we continue to provide critical electrical infrastructure services that help power a clean energy future. >>View our 2020 Sustainability Report • Independent Chairman of the Board • Audit; Compensation; Nominating, Environmental, Social, & Corporate Governance committees comprised solely of independent directors • 3 of 9 Board members are diverse • Conduct annual Board evaluations • Implemented majority voting standard for directors in uncontested elections • No “Poison Pill” in place • Effective executive compensation best practices • Majority of CEO compensation is performance based • Safety is a core value and our commitment results in achieving some of the best statistics in the industry • Prioritize the training and development of our employees; conducted 80,000+ hours of training in 2020 • We promote diversity and inclusion at all levels of the organization and provide opportunities for diverse vendors and suppliers • Provide employees with a network of wellness and benefits programs including tuition reimbursement • Our employees and companies volunteer time, contribute funds, and partner with industry organizations to support meaningful charitable causes and our local communities • Active member and partner to numerous industry organizations • We strive for sustainability on all our projects and achieve this by reducing waste and diligently implementing measures that minimize our impact • Adhere to all environmental compliance requirements on projects • Implement environmentally-friendly measures and company programs that reduce our carbon footprint such as: • Employed telematics system on most of our fleet assets • Waste recycling and reduction both in the office and our field operations • LED lighting and occupancy sensors • Efficient paper consumption measures and eliminating use of disposable kitchen products • Enrolling in programs that power our facilities with certified clean energy

Q 2 I N V E S T O R P R E S E N T A T IO N 14 DELIVERING STRONG RETURNS D I V I D E N D A D J U S T E D S T O C K R E T U R N MYRG - CAGR 21.32% EME - CAGR 13.62% PWR - CAGR 23.98% MTZ - CAGR 26.98% DY - CAGR (2.06%) -100.0% -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% Dividend Adjusted Stock Return (01/03/2017 - 06/30/2021) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return DY Div. Adj. Return Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 1/3/2017 38.18$ 69.35$ 34.50$ 36.30$ 81.85$ 6/30/2021 90.92$ 123.06$ 90.57$ 106.10$ 74.53$ Div. Adj. Stock Return 138.1% 77.4% 162.5% 192.3% -8.9%

Q 2 I N V E S T O R P R E S E N T A T IO N 15 BALANCE SHEET STRENGTH W E L L - P O S I T I O N E D T O S U P P O R T A D D I T I O N A L G R O W T H $30.8 $50.7 $57.8 $44.4 $48.4 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 2017 2018 2019 2020 Q2 LTM 2021 M ill io n s CAPEX Investment CAPEX Spend CAPEX % of Rev 14.6% 14.1% 12.9% 8.9% 4.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% EME MTZ MYRG PWR DY 3-Year Average ROIC $(250) $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2017 2018 2019 2020 06/30/2021 M ill io n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Source: S&P Capital IQ 3-year period for PWR, MTZ, and EME is March 2019 – March 2021 MYRG period is June 2019 – June 2021 DY period is May 2019 – May 2021 • Little off-balance-sheet leverage • Limited goodwill • Low debt leverage • Strong liquidity position – Renewed credit facility in Q3 2019, increasing the revolver to $375 million • Substantial bonding capacity • Investment in specialty equipment contributed to top-line organic growth and supports future organic growth clients

Q 2 I N V E S T O R P R E S E N T A T IO N 16 FINANCIAL PERFORMANCE D E M O N S T R A T E S S T R O N G , L O N G - T E R M E X E C U T I O N $1,403 $1,531 $2,071 $2,247 $2,458 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2017 2018 2019 2020 Q2 LTM 2021 M ill io n s Revenue by Work Type Trans. Dist. C&I 17.4% CAGR $0.96 $1.01 $1.10 $1.15 $1.14 $1.16 $1.37 $1.50 $1.54 $1.55 $1.72 $1.65 $1.64 $1.57 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 1 2 3 4 1 2 3 4 1 2 3 4 1 2 2018 2019 2020 2021 B il li o n s Backlog Backlog > 12 Mo 12 Mo. Backlog 16.3% CAGR $65.8 $86.6 $101.2 $132.4 $154.0 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 2017 2018 2019 2020 Q2 LTM 2021 M ill io n s EBITDA * EBITDA 27.5% CAGR $1.28 $1.87 $2.26 $3.48 $4.50 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2017 2018 2019 2020 Q2 LTM 2021 Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 43.2% CAGR * For reconciliation of EBITDA to net income, see page 21

Q 2 I N V E S T O R P R E S E N T A T IO N 17 EXPERIENCED LEADERS E X E C U T I V E S & B O A R D O F D I R E C T O R S MYR Group Inc. has a strong team of experienced leaders that make up our executive team and Board of Directors. We believe diversity of our leadership is a critical component of creating long-term value for our shareholders. We select individuals that bring extensive experience and unique perspectives to both our Company and our Board. Betty Johnson Chief Financial Officer 21 years with MYRG 32 years in the industry EXECUTIVE LEADERSHIP Rick Swartz Chief Executive Officer 38 years with MYRG 38 years in the industry Tod Cooper Chief Operating Officer, T&D 30 years with MYRG 32 years in the industry Jeff Waneka Chief Operating Officer, C&I 29 years with MYRG 36 years in the industry William Fry Chief Legal Officer 2 years with MYRG 23 years in the industry 24 YEARS EXECUTIVE TEAM AVERAGES 32 YEARS IN OUR INDUSTRY WITH MYR GROUP of 9 directors have significant energy/utility experience6 AVERAGE TENURE 6.9 YEARS

Q 2 I N V E S T O R P R E S E N T A T IO N 18 PRUDENT CAPITAL RETURNS Authorized $50 million share repurchase program • Effective November 2, 2020; will expire November 2, 2021, or when the authorized funds are exhausted, whichever is earlier • As of June 30, 2021, no shares have been repurchased under the program CREATING SHAREHOLDER VALUE STRATEGIC ACQUISITIONS Evaluate opportunities to expand and hone business expertise • Identify and evaluate strategic opportunities that achieve long-term growth objectives and leverage our core capabilities • Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture • Focus on integration of processes, people, technology, and equipment ORGANIC GROWTH Expand in new and existing markets that align with core capabilities • Strategic expansion of geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long-term customer relationships

Q 2 I N V E S T O R P R E S E N T A T IO N 19 MYR Group subsidiaries maintain strong, long-standing relationships with a diverse customer base throughout both our T&D and C&I business segments. REPRESENTATIVE CUSTOMER SAMPLE

Q 2 I N V E S T O R P R E S E N T A T IO N 20 EBITDA RECONCILIATION D E M O N S T R A T E S S T R O N G , L O N G - T E R M E X E C U T I O N Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four. EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers’ measures. ($ In Millions, Except Per Share Amounts)* FY LTM 2017 2018 2019 2020 6/30/2021 Net Income 21.2$ 31.3$ 36.2$ 58.8$ 76.6$ Interest Expense, net 2.6 3.6 6.2 4.6 2.9$ Income Tax Expense 3.5 11.8 14.2 22.6 28.5$ Depreciation and Amortization 38.6 39.9 44.5 46.4 46.0$ EBITDA 65.8$ 86.6$ 101.2$ 132.4$ 154.0$ Diluted Weighted Average Shares Outstanding 16.5 16.6 16.7 16.9 17.0 EBITDA per Diluted Share 3.99$ 5.22$ 6.06$ 7.84$ 9.05$ Revenue 1,403.3$ 1,531.2$ 2,071.2$ 2,247.4$ 2,457.9$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization.

Q 2 I N V E S T O R P R E S E N T A T IO N 21 DEFINITIONS F I N A N C I A L R A T I O S NOTE: Images used throughout this presentation may have been taken before COVID. Net Income (LTM) [A] +[Net Interest Expense * (1-Effective Tax Rate)] ÷ [Book Value (Total Stockholders' Equity [B]) + Net Funded Debt] @ beginning of LTM = Return on Invested Capital EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) ÷ Revenue = EBITDA Margin [A] Net Income excludes noncontrolling interest and discontinued operations [B] Total Stockholders' Equity excludes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics S&P Capital IQ Disclaimer of Liability Notice This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice. DAVID GUITERREZ INVESTOR CONTACT Dresner Corporate Services 312.780.7204 | DGutierrez@dresnerco.com BETTY JOHNSON MYR GROUP CONTACT MYR Group Inc., Chief Financial Officer 847.290.1891 | Bjohnson@myrgroup.com